Schedule of Investments February 28, 2022 (unaudited)

Ecofin Sustainable Water Fund

	Shares	Fair Value
Common Stock - 94.7% (1)
Canada Engineering & Construction - 1.9% (1)
Stantec, Inc.	767	$38,117
France Utility - 7.2% (1)
Veolia Environnement SA	4,059	141,524
Hong Kong Utility - 2.6% (1)
China Water Affairs Group Limited	46,000	50,819
Japan Engineering & Construction - 1.6% (1)
Metawater Co Ltd.	1,700	31,381
Japan Water Filtration, Treatment, & Testing - 2.9% (1)
Kurita Water Industries Ltd.	1,400	57,855
Mexico Pipes, Pumps, & Valves - 1.0% (1)
Grupo Rotoplas SAB de CV (2)	16,100	20,376
Switzerland Filtration, Treatment, & Testing - 1.8% (1)
Geberit AG	53	34,671
Switzerland Pipes, Pumps, & Valves - 3.1% (1)
Georg Fischer AG	50	61,517
United Kingdom Utility - 1.5% (1)
Pennon Group Plc	2,078	28,881
United Kingdom Water Filtration, Treatment, & Testing - 4.3% (1)
Pentair PLC	1,473	85,302
United States Agriculture Equipment & Services - 2.2% (1)
Lindsay Corporation	324	42,512
United States Engineering & Construction - 8.4% (1)
Aecom	1,013	73,605
Montrose Environmental Group, Inc. (2)	222	9,792
Tetra Tech, Inc.	522	82,878
		166,275
United States Other - 1.5% (1)
Sustainable Development Acquisition I Corp. (2)	3,103	30,223
United States Pipes, Pumps, & Valves - 21.3% (1)
Advanced Drainage Systems, Inc.	769	89,758
Badger Meter, Inc.	297	29,525
Core & Main, Inc. (2)	1,461	32,843
Fortune Brands Home & Security, Inc.	329	28,590
IDEX Corp.	244	46,824
Masco Corporation	321	17,989
Mueller Water Products, Inc.	2,392	30,354
Xylem, Inc.	735	65,378
Zurn Water Solutions Corp.	2,415	78,536
		419,797
United States Utility - 19.1% (1)
American Water Works Co., Inc.	1,149	173,602
Essential Utilities, Inc.	2,918	137,467
Middlesex Water Company	206	20,598
SJW Group	445	29,023
The York Water Company	347	15,570
		376,260
United States Water Filtration, Treatment, & Testing - 14.3% (1)
Aris Water Solution, Inc.	4,066	59,404
Danaher Corp.	417	114,429
Diversey Holdings Ltd. (2)	1,800	17,226
Ecolab, Inc.	238	41,950
Evoqua Water Technologies Corp. (2)	1,133	48,334
		281,343
Total Common Stock
(Cost $1,918,884)		1,866,853

Short-Term Investment - 5.2% (1)
United States Investment Company - 5.2% (1)
First American Government Obligations Fund, Class X, 0.03% (3)
(Cost $102,990)	102,990	102,990

Total Investments - 99.9% (1)
(Cost $2,021,874)		1,969,843
Other Assets in Excess of Liabilities, Net - 0.1%(1)		1,211
Total Net Assets - 100.0%(1)		$1,971,054

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of February 28, 2022.

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,460,205	$406,648	$-	$1,866,853
Short-Term Investment	102,990	-	-	$102,990
Total Investments	$1,563,195	$406,648	$-	$1,969,843

Refer to the Fund's Schedule of Investments for additional industry information.